As filed with the Securities and Exchange Commission on March __, 2000
                                                      Registration No. 333-81263
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ---------------

                               KOMAG, INCORPORATED
             (Exact name of Registrant as specified in its charter)

                                ---------------

        DELAWARE                                               94-2914864
(State of incorporation)                                    (I.R.S. Employer
                                                          Identification Number)

                             1710 Automation Parkway
                           San Jose, California 95131
                                 (408) 576-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                ---------------

                                  THIAN HOO TAN
                      President and Chief Executive Officer
                               Komag, Incorporated
                             1710 Automation Parkway
                           San Jose, California 95131
                                 (408) 576-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                   Copies to:
                                 Alan K. Austin
                                 Kathleen Bloch
                                   David King
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                                ---------------

         Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.[ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective statement for the same offering.[ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                                ---------------


                                EXPLANATORY NOTE

         This Post-Effective Amendment No.2 (the "Amendment") to the Registration Statement on Form S-3 (File No. 333-81263) of Komag, Incorporated (the "Registration Statement") is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, for the sole purpose of amending certain exhibits previously filed with the Registration Statement and/or filing additional exhibits and accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission (the "Commission"). After giving effect to this Amendment, the Registration Statement consists of the Registration Statement as filed with the Commission at the time it became effective on January 28, 2000, as supplemented by this Amendment.

================================================================================

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 23, 2000.


                                              KOMAG, INCORPORATED
                                              By: /s/ Thian Hoo Tan
                                                  ------------------------------
                                                  Thian Hoo Tan
                                                  President and Chief Executive
                                                  Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned officers and directors of Komag, Incorporated, a Delaware corporation, (the "Company") do hereby constitute and appoint Thian Hoo Tan and Edward H. Siegler, and each of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the SEC in connection with the Company's Registration Statement on Form S-3 (file number 333-81263, the "Registration Statement"). Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                                         Title                                     Date
             ---------                                         -----                                     ----
By: /s/ Thian Hoo Tan                       President, Chief Executive Officer and Director          March 23, 2000
    ----------------------------------      (Principal Executive Officer)
     Thian Hoo Tan


By: /s/ Edward H. Siegler                   Vice President, Chief Financial Officer and Secretary    March 23, 2000
    ----------------------------------      (Principal Financial Officer)
     Edward H. Siegler


By: /s/ Kathleen A. Bayless                 Vice President, Corporate Controller (Principal          March 23, 2000
    ----------------------------------      Accounting Officer)
     Kathleen A. Bayless

                                                        II-2



By: /s/ *                                   Director                                                 March 23, 2000
    ----------------------------------
     Chris A. Eyre


By: /s/                                     Director
    ----------------------------------
     Irwin Federman


By: /s/                                     Director
    ----------------------------------
     George A. Neil


By: /s/ *                                   Director                                                 March 23, 2000
    ----------------------------------
     Michael R. Splinter


By: /s/ *                                   Director                                                 March 23, 2000
    ----------------------------------
     Anthony Sun


By: /s/ *                                   Director                                                 March 23, 2000
    ----------------------------------
     Masayoshi Takebayashi



* By: /s/  Thian Hoo Tan
    ----------------------------------
           Thian Hoo Tan
           Attorney-in-fact

                                INDEX TO EXHIBITS

     Exhibit
      Number                         Description of Document
      ------                         -----------------------
       5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
      23.1        Consent of Ernst & Young LLP, Independent Auditors
      23.2        Consent of Chuo Audit Corporation, Independent Accountants
      23.3        Consent of Counsel (included in Exhibit 5.1)
      24.1        Power of Attorney (see signature page)

                                      II-4